The Sentinel Funds

Class A, Class C, Class I, Class R3, Class R6 and Class S

Supplement dated March 25, 2015

to the Prospectus dated March 30, 2014, as supplemented December 23, 2014, as further supplemented to date

Sentinel Balanced Fund, Sentinel Common Stock Fund and Sentinel Government Securities Fund

Notice of Change of Investment Objective Effective May 1, 2015

The Board of Directors of Sentinel Group Funds, Inc. (the “Board”) has approved changes to the investment objective of each of the Sentinel Balanced Fund, the Sentinel Common Stock Fund and the Sentinel Government Securities Fund.  The table below lists each Fund’s current investment objective, and the new investment objective.  The new investment objective for each of these Funds will be effective May 1, 2015.

Applicable Fund	Current Investment Objective	New Investment Objective Effective May 1, 2015
Balanced Fund	The Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value.	The Fund seeks capital appreciation and current income.
Common Stock Fund	The Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.	The Fund seeks a combination of capital appreciation and income.
Government Securities Fund	The Fund seeks high current income while seeking to control risk.	The Fund seeks a high level of current income consistent with the preservation of principal.

The investment objective of each Fund is a non-fundamental policy of such Fund that may be changed by the Board with 30 days’ notice to shareholders of the Fund.